                                                                    Exhibit 99.1

For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                  Robert Solomon
                                                                  (212)-843-8050
Lone Star Steakhouse & Saloon, Inc.                                Nasdaq:  STAR
Preliminary Unaudited Fourth Quarter and Fiscal Year 2004 Earnings Release
Wichita, Kansas                                                   March 15, 2005

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary  unaudited operating results for the sixteen week fourth quarter and fifty-two week fiscal year ended December 28, 2004.

For  the  quarter,   revenue  from  continuing  operations  increased  11.7%  to
$205,357,000  from $183,774,000 and year to date increased 13.2% to $669,527,000 from $591,401,000 in 2003.

Income from continuing operations for the fourth quarter was $10,608,000 or $.52 per share ($.47 diluted) compared to $7,686,000 or $.37 per share ($.32 diluted)
in the prior year. For fiscal year 2004,  income from continuing  operations was
$31,282,000 or $1.49 per share ($1.33 diluted)  compared to $26,902,000 or $1.29 per share ($1.13 diluted) in 2003.

Included in income from  continuing  operations  for both the fourth  quarter of fiscal 2004 and 2003 was  non-cash  stock  compensation  expense of $688,000 and
$272,000,  respectively, which net of applicable income taxes, had the effect of decreasing net income by $671,000 and $126,000,  respectively.  The year-to-date net effect of non-cash  stock  compensation  decreased net income by $826,000 in
2004 and $518,000 in 2003.

Net  income for the  fourth  quarter  was  $10,541,000  or $.52 per share  ($.47 diluted)  as  compared  to a net  loss of  $1,486,000  or $.07 per  share  ($.06 diluted) last year.  For fiscal year 2004,  net income was  $31,213,000 or $1.49 per share ($1.33 diluted) up 71% compared to $18,245,000 or $.88 per share ($.77 diluted) in 2003. In the fourth quarter of fiscal 2003, the Company discontinued
its  Australian  operations  and  recorded a loss of  $9,270,000,  net of income
taxes.  The  operating   results  of  Australia  are  included  in  discontinued
operations for all periods presented.

Following  a  review  of  accounting  adjustments  cited  in  filings  with  the
Securities  and  Exchange  Commission  by a number of  restaurant  companies  in

December 2004, and after  discussions with the Company's  independent  auditors, the Company determined that certain items related to its accounting for property leases were inappropriate. Historically, when accounting for leases with renewal options,  rent  expense was recorded on a  straight-line  basis over the initial
non-cancelable  lease  term.  Building  and  leasehold   improvements  of  those
properties  were  amortized  on the  straight-line  basis over the lesser of the estimated  useful  lives  of the  assets  or the  expected  term  of the  lease, including  option renewal  periods.  The Company has  determined  that it should recognize  rent expense on a  straight-line  basis over the expected term of the lease, including cancelable option periods when failure to exercise such options would  result in an economic  penalty to the Company.  In addition,  the Company determined that leasehold  improvements should be amortized on the lesser of the estimated  useful lives of the assets or the expected lease term. As a result of its  review,  the  Company  has  restated  its  financial  statements  to adjust depreciation for certain leasehold  improvements and recognize rent expense on a straight-line basis over the expected lease term.

The  cumulative  effect of the  restatement  through fiscal 2003 for the periods presented  resulted in an increase in long-term  liabilities of  $8,336,000,  an increase  in deferred  tax assets of  $3,852,000,  an  increase  in  accumulated depreciation  of $1,935,000  and a decrease in retained  earnings of $6,419,000.
The  restatement  decreased  previously  reported net income for the first three quarters  of fiscal  2004 by  $334,000  or $.02 per share  ($.02  diluted).  The restatement  decreased  reported  net income by $130,000 or $.01 per share ($.00 diluted)  for the quarter  ended  December  30, 2003 and  $421,000 or $.02 ($.02 diluted) for the year ended December 30, 2003. The  restatement did not have any impact  on the  Company's  previously  reported  cash  position,  cash  flows or revenues.

Comparable  store sales  growth for the Company was 1.3% for the fourth  quarter and 3.6% for the fiscal  year.  Fourth  quarter  comparable  store sales  growth
(decline)  by concept  was (1.7%) for  domestic  Lone Star  Steakhouse  & Saloon restaurants, 3.1% for Sullivan's Steakhouse restaurants,  17.0% for Del Frisco's
Double  Eagle Steak  House  restaurants  and 7.9% for Texas Land & Cattle  Steak
House  restaurants  bringing  the fiscal year  comparable  store sales growth to
0.6%, 5.6%, 23.2%, and 9.9%, respectively.

Jamie B.  Coulter,  Lone Star  Steakhouse & Saloon's  Chief  Executive  Officer,
stated,  "I'm pleased by the  performance our team produced in 2004. In addition to the earnings increases,  adjusted EBITDA from continuing operations increased
12.3% to $72,012,000  from $64,097,000 in fiscal 2003. Beef prices remained high versus historical levels throughout the year, exacerbated by the continuation of the "mad cow" problem. Unfortunately,  this situation will result in the Company having to continue dealing with volatile beef prices for the foreseeable future.

"We are very pleased with the acquisition of the Texas Land & Cattle restaurants and their  assimilation  into the Lone Star  family,  and we look  forward to an accelerated new store development program across all of our brands."

In fiscal 2004, we remodeled five existing Lone Star  restaurants and opened one new  prototype  Lone Star  restaurant.  There  are  currently  three  additional remodels and six new  restaurants  currently in various stages of  construction.
Additionally, locations for 10 new Lone Star restaurants, three new Texas Land &
Cattle  restaurants  and one  new  Sullivan's  restaurant  are  currently  under contract.  The Company is actively  pursuing new sites for all of its  concepts, with several additional identified and in negotiation.

During the fourth  quarter,  the  Company  repurchased  1,402,500  shares of its common stock for $35,802,000 ($25.53 average per share) bringing repurchases for fiscal year 2004 to 2,072,800 shares for $51,410,000 ($24.80 average per share).
The current repurchase authorization has 2,026,000 shares remaining.

As previously announced on January 4, 2005, the Board of Directors increased the
Company's quarterly cash dividend to $.195 per share from the previous amount of
$.175. On an annualized  basis, the dividend will increase from $.70 to $.78 per share.  This is an increase of 11.4%. The increased  quarterly  dividend will be payable in the second quarter of 2005.

For interested parties, there will be a conference call with management at 10:00
AM Central  Time on  Thursday,  March 17, 2005 to discuss  this  fourth  quarter earnings release. The call in number is (913)-981-4904 and the confirmation code is 3431249. A recorded replay of the conference call will be available from 1:00
PM Central Time on March 17, 2005 thru midnight  March 30, 2005. The replay call in number is (719)-457-0820  and the confirmation code is 3431249. A listen only connection to the conference  call, as well as the replay,  will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone  Star  owns  and  operates  251  domestic  Lone  Star  Steakhouse  & Saloon restaurants;  15 Sullivan's  Steakhouse  restaurants;  five Del Frisco's  Double
Eagle  Steak  House   restaurants  and  20  Texas  Land  &  Cattle  Steak  House restaurants.  Licensees operate three domestic and thirteen  international  Lone
Star  restaurants,  and one  domestic  Del  Frisco's  Double  Eagle  Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including  future  operating  performance,  comparable  sales  and  the development plans of the Company,  are reasonable,  any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

                       LONE STAR STEAKHOUSE & SALOON, INC.
   UNAUDITED SUMMARY FINANCIAL DATA FOR THE FOURTH QUARTER OF FISCAL YEAR 2004
                  ( IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS )

                                                                        Dec. 30
                                                           Dec. 28       2003
                                                             2004      (Restated)
                                                           --------     --------
Current Assets:
    Cash, cash equivalents and S-T investments             $ 72,015     $ 96,230
    Other current assets                                     41,059       30,836
                                                           --------     --------
Total current assets                                        113,074      127,066
Property and equipment, net                                 321,250      310,285
Intangibles and other assets                                 63,968       62,637
                                                           --------     --------
                                                           $498,292     $499,988
                                                           ========     ========

Current liabilities                                        $ 73,752     $ 58,697
Noncurrent liabilities                                       31,759       26,611
Stockholders' equity                                        392,781      414,680
                                                           --------     --------
                                                           $498,292     $499,988
                                                           ========     ========

                                                       For the fourth quarter ended              For the fiscal year ended
                                                 ---------------------------------------  ----------------------------------------
                                                    Dec. 28, 2004       Dec. 30, 2003       Dec. 28, 2004          Dec. 30, 2003
                                                 ------------------  -------------------  -------------------    -----------------
                                                       16 Weeks           16 Weeks            52 Weeks                52 Weeks
                                                       --------           --------            --------                --------
                                                                         (Restated)                                  (Restated)
                                                                         ----------                                  ----------
                                                     $         %         $           %        $           %        $            %
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
Net Sales                                        $ 205,357           $ 183,774            $ 669,527            $ 591,401
Costs and expenses:
    Costs of sales                                  71,609     34.9     69,687      37.9    239,660      35.8    212,593      36.0
    Restaurant operating expenses                   97,645     47.5     84,513      46.0    317,005      47.3    275,027      46.5
    Depreciation and amortization                    6,238      3.0      6,338       3.4     20,268       3.0     20,852       3.5
    Provision for asset impairment                   1,167      0.6          -       -        1,167       0.2          -       -
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
       Restaurant costs and expenses               176,659     86.0    160,538      87.3    578,100      86.3    508,472      86.0
General and administrative expenses                 12,918      6.3     12,656       6.9     45,269       6.8     43,346       7.3
Non-cash stock-based compensation                      688      0.3        272       0.2      1,193       0.2      1,474       0.3
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
Income from operations                              15,092      7.4     10,308       5.6     44,965       6.7     38,109       6.4
Other income                                           922      0.4        256       0.2      1,737       0.3        553       0.1
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
Income - continuing - before income taxes           16,014      7.8     10,564       5.8     46,702       7.0     38,662       6.5
Provision for income taxes                           5,406      2.6      2,878       1.6     15,420       2.3     11,760       2.0
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
Income - continuing operations                      10,608      5.2      7,686       4.2     31,282       4.7     26,902       4.5
Loss from discontinued operations - Net of tax         (67)    (0.1)    (9,172)     (5.0)       (69)              (8,657)     (1.4)
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
Net Income (loss)                                $  10,541      5.1  $  (1,486)     (0.8) $  31,213       4.7  $  18,245       3.1
                                                 ---------   ------  ---------    ------  ---------     -----    -------     -----
Basic income (loss) per share:
    Continuing operations                            $0.52               $0.37                $1.49                $1.29
    Discontinued operations                          (0.00)              (0.44)               (0.00)               (0.41)
                                                 ---------            --------            ---------              -------
Basic income (loss) per share                        $0.52              ($0.07)               $1.49                $0.88
                                                 =========            ========            =========              =======

Diluted income (loss) per share:
    Continuing operations                            $0.47               $0.32                $1.33                $1.13
    Discontinued operations                          (0.00)              (0.38)               (0.00)               (0.36)
                                                 ---------            --------            ---------              -------
Diluted income (loss) per share                      $0.47              ($0.06)               $1.33                $0.77
                                                 =========            ========            =========              =======
Average shares outstanding - Basic                  20,376              20,817               20,963               20,802
Average shares outstanding - Diluted                22,518              23,635               23,397               23,764

Continuing restaurants included at end of period       292                 270                  292                  270

Comparable sales growth                                1.3%                4.7%                 3.6%                 1.9%

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP  financial  measures used by  management,  as well as some industry analysts, to measure operating performance.  We believe that presenting adjusted
EBITDA from  continuing  operations  is useful to investors  because the measure excludes infrequent charges related to specific non-recurring  transactions,  as we believe that these items are not indicative of our operating performance.  We believe  that  EBITDA  from  continuing  operations  and  adjusted  EBITDA  from continuing  operations  are useful  supplements  to net income and other  income statement data in  understanding  income from  operations that best reflects our operating performance.

When  evaluating  EBITDA from  continuing  operations  and adjusted  EBITDA from continuing operations, investors should consider, among other things, increasing and decreasing  trends in EBITDA from continuing  operations and adjusted EBITDA from continuing  operations.  However, these measures should not be construed as alternatives to operating  income (as an indicator of operating  performance) or cash provided by operating  activities (as a measure of liquidity) as determined in accordance  with GAAP.  All companies do not calculate  adjusted  EBITDA from continuing operations in the same manner. Accordingly,  the adjusted EBITDA from continuing  operations  measures  presented  below  may  not  be  comparable  to similarly titled measures of other companies.

As used herein, "GAAP" refers to accounting principles generally accepted in the
United States of America.

                                                    -------------------------------------------------------------------
                                                        For the 16 Weeks Ended              For the 52 Weeks Ended
                                                    -------------------------------------------------------------------
       (dollars in thousands)                       Dec. 28, 2004    Dec. 30, 2003      Dec. 28, 2004     Dec. 30, 2003
                                                    -------------    -------------      -------------     -------------
Income from continuing operations                   $      10,608    $       7,686      $      31,282     $      26,902
    Adjustments:
       Interest expense, net                                    -                -                  -                 -
       Income tax expense (benefit)                         5,406            2,878             15,420            11,760
       Depreciation and amortization                        6,967            6,427             22,950            23,961
                                                    -------------    -------------      -------------     -------------
EBITDA from continuing operations                   $      22,981    $      16,991      $      69,652     $      62,623
                                                    -------------    -------------      -------------     -------------
    Adjustments:
       Non-cash stock based compensation                      688              272              1,193             1,474
       Provision for asset impairment                       1,167                -              1,167                 -
                                                    -------------    -------------      -------------     -------------
Adjusted EBITDA from continuing operations          $      24,836    $      17,263      $      72,012     $      64,097
                                                    =============    =============      =============     =============